UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 ________________________________________ FORM 8-K ________________________________________ CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): November 6, 2025 ________________________________________ GOLDEN ENTERTAINMENT, INC. (Exact name of registrant as specified in its charter) ________________________________________ Minnesota 000-24993 41-1913991 (State or other jurisdiction of incorporation) (Commission File Number) (I.R.S. Employer Identification No.) 6595 S Jones Boulevard Las Vegas, Nevada 89118 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (702) 893-7777 ________________________________________ Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Symbol(s) Name of each exchange on which registered Common Stock, $0.01 par value GDEN The Nasdaq Stock Market LLC Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure. On November 6, 2025, Golden Entertainment, Inc., a Minnesota corporation (the “Company,” “we,” “us,” or “our”), issued a press release announcing, among other things, its entry into a Master Transaction Agreement (the “MTA”) with Argento, LLC, a Nevada limited liability company (“OpCo Buyer”), VICI Properties Inc., a Maryland corporation (“VICI” or “PropCo Buyer”), and VICI ROYAL MERGER SUB LLC, a Delaware limited liability company and a wholly owned subsidiary of PropCo Buyer (“PropCo Merger Sub”), pursuant to which, among other things, the Company shall sell its operating assets to OpCo Buyer and certain of its real estate assets to PropCo Buyer in accordance with the terms of the MTA. The Company’s shareholders will receive total consideration of a fixed exchange ratio of 0.902 shares of VICI common stock for the sale of the Company’s real estate assets and a cash distribution with proceeds from the sale of the Company’s operating assets of $2.75 for each share of the Company’s common stock held at the closing of the transaction. A copy of the press release is furnished as Exhibit 99.1 hereto, and the full text of such press release is incorporated herein by reference. The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Additional Information About the Transaction and Where to Find It This communication is being made in respect of the proposed transaction involving the Company, OpCo Buyer, PropCo Buyer and PropCo Merger Sub. The Company expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s shareholders for purposes of obtaining, shareholder approval of the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of the Company and will contain important information about the proposed transaction and related matters. INVESTORS AND SHAREHOLDERS OF GOLDEN ENTERTAINMENT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDEN ENTERTAINMENT AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://www.goldenent.com/ sec-filings.html. Participants in the Solicitation The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s shareholders in connection with the proposed transaction will be set forth in the Company’s definitive proxy statement for its shareholder meeting at which the proposed transaction will be submitted for approval by the Company’s shareholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 and amended on April 25, 2025, the Company’s Definitive Proxy Statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 9, 2025, as supplemented by its Definitive Additional Materials for its 2025 annual meeting of shareholders, which were filed with the SEC on April 9, 2025 and April 15, 2025, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Forward Looking Statements This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward- looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain shareholder approval to adopt the MTA, the failure to obtain required regulatory approvals for the proposed transaction or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the risk that the MTA may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the proposed transaction on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction; (7) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and/or its directors, executive officers or other related persons; (9) other factors that could affect the Company’s business such as, without limitation, changes in national, regional and local economic and market conditions, legislative and regulatory matters, increases in gaming taxes and fees in the jurisdictions in which we operate, litigation, increased competition, reliance on key personnel, our ability to comply with covenants in our debt instruments, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to our properties), the effects of environmental and structural building conditions, the effects of disruptions to our information technology and other systems and infrastructure and factors affecting the gaming, entertainment and hospitality industries generally and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time or at all. These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Item 9.01 Financial Statements and Exhibits. (d) Exhibits. The following documents are herewith furnished or filed as exhibits to this report: Exhibit No. Exhibit Description 99.1 Press Release dated November 6, 2025. 104 Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. GOLDEN ENTERTAINMENT, INC. (Registrant) Dated: November 6, 2025 /s/ Charles H. Protell Name: Charles H. Protell Title: President and Chief Financial Officer

GOLDEN ENTERTAINMENT TO BE ACQUIRED BY BLAKE SARTINI AND ENTER INTO SALE-LEASEBACK TRANSACTION WITH VICI PROPERTIES $30.00 Value at Signing Represents a 41% Premium to the Company’s Closing Price as of November 5, 2025 Golden Stockholders to Receive Fixed Exchange Ratio of 0.902 Shares of VICI Common Stock and $2.75 Cash Distribution with Proceeds from Blake Sartini for each Share of Golden Stock VICI is a $30+ Billion Market Cap S&P 500 Company with an Investment Grade Balance Sheet and Owns one of the Largest High-Quality Portfolios of Market-Leading Leisure and Entertainment Destinations Independent Committee of the Board of Directors of Golden Has Unanimously Approved the Transaction LAS VEGAS – November 6, 2025 – Golden Entertainment, Inc. (NASDAQ: GDEN) (“Golden Entertainment” or the “Company”), an operator of a diversified entertainment platform of gaming and hospitality assets, announced today that it entered into a definitive agreement to sell its operating assets to Blake L. Sartini and affiliates (“Blake Sartini”) and seven of its casino real estate assets to VICI Properties Inc. (NYSE: VICI) (“VICI”) in a sale-leaseback transaction. Golden stockholders will receive total consideration of a fixed exchange ratio of 0.902 shares of VICI common stock for the sale of seven casino real estate assets and a cash distribution with proceeds from Blake Sartini of $2.75 for each share of Golden stock held at the closing of the transaction. The $30.00 value of consideration at signing represents a 41% premium to Golden’s closing share price on November 5, 2025. The Company will continue to pay shareholders regular quarterly cash dividends of $0.25 per share through the close of the transaction. An Independent Committee of the Board of Directors (the “Independent Committee”) was formed to evaluate the transaction. The Independent Committee provided unanimous approval of the transaction and recommended that the Company’s stockholders approve the definitive agreement and the transactions contemplated thereby. In conjunction with the transaction VICI will assume and repay up to $426 million of the outstanding debt under the Company’s Senior Secured Credit Facility. Santander has provided Blake Sartini a debt financing commitment to support the cash portion of the price, any excess debt and fees and expenses. “I believe this transaction maximizes value for our shareholders by providing a significant premium to our current share price. We are pleased to combine our high-quality Nevada casino real estate with one of the most attractive experiential real estate platforms in the country and partner together to unlock value in our company and explore future opportunities. Since founding Golden in 2001, I have focused on providing exceptional service to our guests on the Las Vegas Strip, in our Nevada regional resorts, local casinos and at our market leading taverns. This mission will remain unchanged and I am incredibly honored to lead Golden’s 5,000 employees into the next stage of our evolution as a private company,” said Blake L. Sartini, Chairman and Chief Executive Officer of Golden. “Over the past several years, Golden’s Board of Directors and management have focused on delivering superior shareholder value through strategic actions, including divesting non-core assets, repaying debt and returning capital to shareholders in the form of dividends and share repurchases. The Company is excited to have reached an agreement with Blake Sartini to acquire the company at a significant premium to Golden’s current share price with Exhibit 99.1

VICI providing capital support through a sale-leaseback transaction in a tax efficient structure,” said Charles Protell, President and Chief Financial Officer of Golden. "The acquisition of Golden Entertainment’s casino real estate assets further strengthens our market-leading Nevada gaming portfolio and we could not be more enthusiastic to broaden our presence in the attractive and growing Nevada market. We look forward to benefitting from the long-term value of these properties as Nevada continues to grow as one of the nation’s most attractive leisure and entertainment destinations," said John Payne, President and Chief Operating Officer of VICI. Advisors Macquarie Capital is serving as exclusive financial advisor and Latham & Watkins LLP is serving as legal counsel to the Golden Independent Committee. Santander is serving as exclusive financial advisor and Greenberg Traurig LLP is serving as legal counsel to Blake Sartini. Timing, Approvals and Transaction Details The proposed transaction, which is expected to close in mid-2026, is subject to customary closing conditions, including the receipt of regulatory approvals and approval by a majority of Golden stockholders. Blake Sartini, Blake Sartini II and affiliated trusts, who own approximately 25% of the voting power of Golden’s outstanding shares of common stock, have signed a voting and support agreement in favor of the transaction. Upon completion of the transactions, shares of Golden common stock will no longer be listed on NASDAQ. The agreement includes a “go-shop” period through December 5, 2025, during which time Golden and its advisors may solicit, consider and negotiate alternative acquisition proposals from third parties. The Independent Committee will have the right to cause the Company to terminate the agreement to enter into a transaction providing for a superior proposal, subject to the terms and conditions of the definitive agreement. There can be no assurance that this process will or will not result in a superior proposal. Golden does not intend to disclose updates on this process unless and until it determines that such disclosure is appropriate or required. About Golden Entertainment Golden Entertainment operates a diversified entertainment platform of gaming and hospitality assets. The Company operates eight casinos and 72 gaming taverns in Nevada, featuring approximately 5,600 slots, 80 table games and 6,000 hotel rooms. For more information, visit www.goldenent.com. About VICI VICI Properties Inc. is an S&P 500® experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality, wellness, entertainment and leisure destinations, including Caesars Palace Las Vegas, MGM Grand and the Venetian Resort Las Vegas, three of the most iconic entertainment facilities on the Las Vegas Strip. VICI Properties owns 93 experiential assets across a geographically diverse portfolio consisting of 54 gaming properties and 39 other experiential properties across the United States and Canada. The portfolio is comprised of approximately 127 million square feet and features approximately 60,300 hotel rooms and over 500 restaurants, bars, nightclubs and sportsbooks. Its properties are occupied by industry-leading gaming, leisure and hospitality operators under long-term, triple-net lease agreements. VICI Properties has a growing array of real estate and financing partnerships with leading operators in other experiential sectors, including Cabot, Cain, Canyon Ranch, Chelsea Piers, Great Wolf Resorts, Homefield, Kalahari Resorts and Lucky Strike Entertainment. VICI Properties also owns four championship golf courses and approximately 33 acres of undeveloped and underdeveloped land adjacent to the Las Vegas Strip. VICI Properties’ goal is to create the highest quality and most productive experiential real estate portfolio through a strategy of partnering with the highest quality experiential place makers and operators. For additional information, please visit www.viciproperties.com. 2

Additional Information and Where to Find It In connection with the proposed transaction, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the proposed transaction and other relevant documents. Promptly after filing the definitive proxy statement with the SEC, the definitive proxy statement and a proxy card will be mailed to the Company’s stockholders entitled to vote as of the record date on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUIRING ENTITY AND THE PROPOSED TRANSACTION. When the documents are available, investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction on the SEC’s website at www.sec.gov, on the Company’s website at https://www.goldenent.com/sec- filings or by contacting the Company’s Investor Relations via email at https://www.goldenent.com/contact-us. Participants in the Solicitation The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests in the Company, by security holdings or otherwise, can be found under the captions “Board of Directors,” “Executive Officers,” and “Security Ownership of Certain Beneficial Owners and Management” contained in the Company’s 2025 annual proxy statement filed with the SEC on April 9, 2025 (the “2025 Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2025 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above. Forward-Looking and Cautionary Language This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the timing, completion and effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” and “ongoing,” or the negatives of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; potential delays in consummating the proposed transaction; the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; costs related to the proposed transaction; the outcome of any legal proceedings that may be instituted against the Company, VICI, Blake Sartini or any of their respective directors or officers related to the definitive 3 agreement or the proposed transaction; and the impact of these costs and other liabilities on the cash, property, and other assets available for distribution to the Company’s stockholders. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent annual and quarterly reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on the Company’s website at https:// www.goldenent.com/sec-filings. The forward-looking statements included in this press release, and in any oral statements made from time to time by our representatives, are made only as of the date hereof or thereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. Golden Entertainment Contacts Charles H. Protell James Adams President and Chief Financial Officer VP Corporate Finance and Treasurer (702) 893-7777 (702) 495-4470 james.adams@goldenent.com 4